UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Opus Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 10, 2025

Dear Fellow Stockholder:

I am writing to inform you of an important development in connection with the 2025 annual meeting of stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”) scheduled to be held on April 30, 2025 at 4:00 p.m. Eastern Time in a virtual meeting format only, via live webcast.

After the Company began mailing proxy materials relating to the Annual Meeting to stockholders, the stockholder group led by Mina Sooch (collectively, the “Sooch Group”) notified the Company that the Sooch Group was withdrawing its six nominees for election to the Company’s Board of Directors (the “Board”). The withdrawal of the Sooch Group’s nominees is not the result of any concessions by the Company or negotiated settlement with the Sooch Group. Because this is a significant change from the information contained in the Company’s proxy statement, dated April 2, 2025, we are amending and supplementing the proxy statement with the enclosed supplement to the proxy statement (the “Supplement”) to provide updated information for the Annual Meeting.

We are also providing stockholders with a revised BLUE proxy card that does not include the withdrawn nominees. If you have already voted “FOR” all nine of the Company’s director nominees, Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers and Dr. Benjamin R. Yerxa, there is no need to vote again. Your previous vote will count. Any votes cast for the withdrawn nominees using a prior proxy card will be disregarded and not be counted. If you have not voted already, or if you have voted and wish to change your vote, please use the revised BLUE proxy card that is enclosed. Only your latest dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

We encourage you to read the accompanying Supplement carefully and to vote for the Board’s nominees, and in accordance with the Board’s recommendations on the other proposals, as soon as possible. It is important that your shares be represented at the meeting, and we appreciate your participation.

On behalf of everyone at the Company, we are grateful for your continued trust and support. Thank you for being a stockholder of the Company.

Sincerely,

George Magrath, M.D., M.B.A., M.S.

Chief Executive Officer

SUPPLEMENT TO PROXY STATEMENT

OF

OPUS GENETICS, INC.

https://opusgtx.com

ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, APRIL 30, 2025

4:00 p.m. Eastern Time

GENERAL INFORMATION

On April 2, 2025, Opus Genetics, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”), with the Securities and Exchange Commission (the “SEC”) relating to its 2025 annual meeting of stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”), and began mailing the Proxy Statement and related proxy card to stockholders. The purpose of this supplement to the Proxy Statement (the “Supplement”) is to amend the Proxy Statement to revise and update certain information contained in the Proxy Statement as a result of the withdrawal by the stockholder group led by Mina Sooch (collectively, the “Sooch Group”) of its nominees for the Company’s Board of Directors (the “Board”).

This Supplement should be read in conjunction with the Proxy Statement. All defined terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement. Except as amended or supplemented by this Supplement, all information set forth in the Proxy Statement remains materially unchanged and should be considered before casting your vote. To the extent that information in this Supplement differs from information contained in the Proxy Statement, the information in this Supplement shall supersede the information in the Proxy Statement. The approximate mailing date of this Supplement and the accompanying BLUE proxy card is April 11, 2025.

Stockholders who have any questions regarding the Proxy Statement, this Supplement or the enclosed BLUE proxy card should contact the Company’s proxy solicitor, Sodali & Co., at (800) 662-5200 or IRD@info.sodali.com.

Withdrawal of Director Nominees by the Sooch Group

On April 9, 2025, after the date of the Proxy Statement and the mailing of the Proxy Statement and related proxy card to stockholders, the Company received a letter from the Sooch Group stating, among other things, that the Sooch Group was withdrawing its nomination of a slate of six nominees for election to the Board at the Annual Meeting in opposition to certain of the nominees recommended by the Board. As a result of such withdrawal, the Sooch Group will not solicit stockholders in support of its six nominees as it had previously indicated in its preliminary proxy materials filed with the SEC on March 21, 2025, as amended on April 4, 2025.

The withdrawal of the Sooch Group’s nominees is not the result of any concessions by the Company or negotiated settlement with the Sooch Group. Because this is a significant change from the information contained in the Proxy Statement, we are amending and supplementing the Proxy Statement with this Supplement to provide updated information for the Annual Meeting. We are also providing all stockholders with a revised BLUE proxy card that does not include the withdrawn nominees.

Because the Sooch Group has withdrawn its nomination notice and its director nominees, any votes cast in favor of the withdrawn nominees will be disregarded and not be counted. If you have already voted for the Company’s nine nominees, Sean Ainsworth, Dr. Jean Bennett, Susan K. Benton, Cam Gallagher, Dr. Adrienne Graves, Dr. George Magrath, Dr. James S. Manuso, Richard Rodgers and Dr. Benjamin R. Yerxa, there is no need to vote again. Your previous vote will count. If you have not voted already, or if you have voted and wish to change your vote, please use the revised BLUE proxy card that we are delivering with this Supplement. The Board recommends that you vote “FOR” the nine nominees for director recommended by the Board and as otherwise recommended by the Board in the Proxy Statement.

All stockholders are encouraged to review this Supplement along with the Proxy Statement for more complete information with respect to the Annual Meeting. If you have already submitted your proxy card, you have the power to revoke it at any time before it is exercised as provided under the “Questions and Answers About the Proxy Materials And Our Annual Meeting” section of the Proxy Statement.

Voting on Routine and Non-Routine Matters

If your shares are held in an account with a broker, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account. In accordance with the rules of the New York Stock Exchange (which apply to brokers who have record ownership of listed company stock, including stock such as ours that is listed on the Nasdaq Stock Market), brokers generally have authority to vote on “routine” proposals, such as the ratification of auditors, when they have not received instructions from beneficial owners. However, they are precluded from exercising their voting discretion with respect to the election of directors and other non-routine matters. If the broker that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker will inform the inspector of election of the Annual Meeting that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

The following proposals are matters that are considered non-routine under applicable rules. A broker cannot vote without instructions on a non-routine matter, and therefore broker non-votes may exist in connection with the following proposals:

•	Proposal No. 1. Election of nine director nominees to our Board.

•	Proposal No. 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

•	Proposal No. 4. Approval, pursuant to the Nasdaq Listing Rules, of the conversion of the Company’s Series A Preferred Stock into shares of Common Stock.

•	Proposal No. 5. Approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.

Proposal No. 2, to ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025, is considered a routine matter. A broker generally may vote on routine matters, and therefore we expect no broker non-votes in connection with Proposal No. 2.

PLEASE RETURN THE ENCLOSED REVISED BLUE PROXY CARD TODAY

Vote FOR the nine Board nominees up for reelection:

Sean Ainsworth

Dr. Jean Bennett

Susan K. Benton

Cam Gallagher

Dr. Adrienne Graves

Dr. George Magrath

Dr. James S. Manuso

Richard Rodgers

Dr. Benjamin R. Yerxa

Vote FOR the ratification, on an advisory basis, of the appointment of Ernst & Young, LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2025

Vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers

Vote FOR the approval, pursuant to the Nasdaq Listing Rules, of the conversion of the Company’s Series A Preferred Stock into shares of Common Stock

Vote FOR the approval of one or more adjournments of the Annual Meeting to solicit additional proxies if necessary

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: IRD@info.sodali.com

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230

Vote by Internet

Please have your proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

Control Number

If submitting your proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

Opus Genetics, Inc.	PROXY CARD

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. George Magrath and Bernhard Hoffmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Opus Genetics, Inc. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 4:00 p.m. Eastern Daylight Time on April 30, 2025, at http://www.cesonlineservices.com/ird25_vm, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE AS TO ANY PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS FOR EACH SUCH PROPOSAL: “FOR” EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3, 4 AND 5.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

Opus Genetics, Inc.

Annual Meeting of Stockholders

http://www.cesonlineservices.com/ird25_vm

April 30, 2025

4:00 p.m. Eastern Daylight Time

If you have any questions, require assistance in voting your proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: IRD@info.sodali.com

TO SUBMIT YOUR PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
Opus Genetics, Inc.	Proxy Card

The Board of Directors recommends a vote “FOR” each of the following nine (9) Board nominees:

1.	Elect nine director nominees to the Board to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

		FOR	WITHHOLD
(1A)	Sean Ainsworth	☐	☐
(1B)	Dr. Jean Bennett	☐	☐
(1C)	Susan K. Benton	☐	☐
(1D)	Cam Gallagher	☐	☐
(1E)	Dr. Adrienne Graves	☐	☐
(1F)	Dr. George Magrath	☐	☐
(1G)	Dr. James S. Manuso	☐	☐
(1H)	Richard Rodgers	☐	☐
(1I)	Dr. Benjamin R. Yerxa	☐	☐

The Board of Directors recommends a vote “FOR” Proposal Nos. 2, 3, 4, 5 and 6.

2.	Ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Approve, pursuant to the Nasdaq Listing Rules, the conversion of the Company’s Series A Preferred Stock into shares of Common Stock.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Approve one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Continued and to be signed on the reverse side